UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Semi-Annual Report	May 31, 2020

MLP and Energy Renaissance Fund MLP Income Opportunities Fund

It is our intention that beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from a Fund electronically by calling Computershare toll-free 1-855-807-2742, by logging into your Investor Center account at www.computershare.com/investor and going to “Communication Preferences” or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge by calling Computershare toll-free 1-855-807-2742, by logging into your Investor Center account at www.computershare.com/investor and going to “Communication Preferences” or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Goldman Sachs Funds in which you are invested and may apply to all funds held with your financial intermediary.

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Proposed Reorganization of Goldman Sachs Closed-End Funds

On June 10, 2020, Goldman Sachs Asset Management (“GSAM”), investment adviser for the Goldman Sachs MLP and Energy Renaissance Fund (GER) and the Goldman Sachs MLP Income Opportunities Fund (GMZ), announced that the Board of Trustees of each Fund has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization of GMZ with and into GER (the “Reorganization”), to be considered by shareholders of the Funds at a joint special meeting of shareholders expected to be held in the third quarter of 2020.

The shareholders of GMZ will be asked to approve the Plan of Reorganization and the shareholders of GER will be asked to approve the issuance of shares by GER in connection with the Reorganization. The Boards of Trustees and GSAM believe that the Reorganization is in the best interests of the shareholders of each Fund.

The key terms of the Reorganization, subject to shareholder approval, include:

∎

GMZ will transfer of all of its assets to GER in exchange for shares of GER having an aggregate net asset value (“NAV”) equal to the NAV of GMZ as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date and the assumption by GER of all of the liabilities of GMZ. Shares of GER received by GMZ will be distributed to the shareholders of GMZ in complete liquidation of GMZ.

∎	As the surviving Fund, the investment objective, strategies and restrictions of GER will remain unchanged.

It is currently anticipated that the Reorganization will conclude in the third calendar quarter of 2020, subject to obtaining GMZ and GER shareholder approval, compliance with all regulatory requirements and satisfaction of customary closing conditions.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy-related assets broadly sold off during the six-month period ended May 31, 2020 (the “Reporting Period”). Energy infrastructure master limited partnerships (“MLPs”) generally, as measured by the Alerian MLP Index,1 produced a total return of -24.26%, while higher-yielding energy infrastructure MLPs, as measured by the Cushing® MLP High Income Index,2 generated a total return of -29.90%. The broader midstream3 sector, as measured by the Alerian Midstream Energy Index4 (“AMNA Index”) (which includes both energy MLPs and “C” corporations), generated a total return of -22.16%.

In December 2019, when the Reporting Period began, the growth outlooks for both the U.S. shale industry and the global economy were positive and rather stable. Conditions abruptly changed in early 2020 with the emergence and spread of a novel coronavirus (“COVID-19”) and the start of a crude oil producer price war, which together created a more challenging and uncertain global environment for the energy markets and for energy-related equities.

The energy markets experienced unprecedented weakness during the first quarter of 2020, driven by two factors. The first was a demand-side shock, as quarantine efforts and travel restrictions implemented to reduce the spread of COVID-19 led to a sharp drop in demand. The second was a supply-side shock, as the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia failed to reach an agreement on production cuts and entered into a crude oil price war, which ultimately added supply to an already oversupplied market. Crude oil prices fell, with the prices of West Texas Intermediate (“WTI”) and Brent crude oil declining approximately 25% and 24%, respectively, on March 9th, the first trading day after OPEC+ talks collapsed.5 (OPEC+ is composed of OPEC countries and non-OPEC oil producing countries, most notably Russia.) Crude oil prices then continued to trend down, fueled by market uncertainty about demand given the global economic impact of COVID-19 as well as by shorter-term concerns around U.S. storage constraints.

As for energy-related equities, they sold off during the first quarter of 2020 driven by investor concerns about the ultimate impact of the simultaneous demand-side and supply-side shocks on the U.S. shale industry. We believe the sell-off was exacerbated in the midstream sector by technical selling, as closed-end funds de-levered to reduce volatility and, in some cases, to maintain compliance with leverage covenants. We estimate more than $3 billion in holdings were sold by closed-end funds during the first 15 trading days of March.6 Midstream equities were also pressured during the first calendar quarter by the magnitude of uncertainty within the equities and energy markets broadly, even though midstream cash flows are largely volume based, and less sensitive to commodity price fluctuations, and contractual agreements are likely, in our opinion, to manage one-to-one exposure between midstream cash flows and volume declines. In response to severe commodity price weakness during the first calendar quarter, a number of midstream companies announced plans to strengthen their balance sheets, with some cutting distribution payout levels and many reducing their expected capital expenditures for 2020. In most cases, these actions were rewarded by investors through higher equity prices.

In April 2020, the energy market and energy-related equities experienced some relief, as the crude oil price war appeared to reach a resolution. OPEC+ members met, starting on April 9th, and proposed their largest ever production cut of 9.7 million barrels per day on April 12th.7 Saudi Arabia subsequently deepened its commitment to the production cut, reducing output by an additional one million barrels per day through June 2020. Meanwhile, several other countries, including Norway, the United Arab Emirates and Kuwait, announced voluntary production cuts, pledging to take more production offline in an effort to manage global oversupply. Despite the April OPEC+ production agreement, significant crude oil oversupply led to logistical issues and storage

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an unmanaged index.

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]	Source: Alerian. The Alerian Midstream Energy Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX) and net total return basis (AMNAN). It is not possible to invest directly in an unmanaged index.

[5]	Source of crude oil price data: Bloomberg.

[6]	Source of sales data: Bloomberg and U.S. Capital Advisors.

[7]	Source of production cut data: OPEC and Bloomberg.

MARKET REVIEW

capacity constraints in the U.S. that same month, resulting in unprecedentedly low WTI crude oil prices and negative WTI futures contracts for the first time in history. Midstream equities remained relatively resilient during the month, as we believe many investors looked past transient supply-side issues and instead valued equities on longer-dated commodity price expectations.

In May 2020, market expectations about the supply-demand gap started to narrow, as crude oil demand improved relative to the troughs seen in early April and global supply levels began to react to lower prices in the marketplace. In particular, production cuts by OPEC+ members, as well as market-driven reductions in U.S. production, slowed inventory builds relative to their April levels. The U.S. Energy Information Administration estimated that from the end of March 2020 through the end of the Reporting Period, approximately 1.8 million barrels per day of U.S. production was taken offline. By the end of the Reporting Period, future production activity indicators, specifically rig counts, were down 67%8 from their March 2020 peak, while 2021 capital expenditure expectations for exploration and production companies were down 39%9 since the beginning of the calendar year. As a result, supply in the physical crude oil market showed signs of tightening in May, allowing prices to rebound from their prior month lows. Energy-related equities, particularly midstream equities, experienced a meaningful recovery by the end of the Reporting Period, with the Alerian MLP Index and the AMNA Index rising 110% and 80%, respectively, from their lows on March 18th.

Looking Ahead

At the end of the Reporting Period, we thought the midstream sector would continue to be subject to uncertainties created by COVID-19 and the performance of energy-related equities would continue to be driven largely by investor sentiment for the near term. In our view, higher-risk companies might see short-term outperformance during periods of “risk on” sentiment, or reduced risk aversion, but we believed large cap, high quality midstream companies were most likely to perform well over the longer term given their asset and counterparty diversification, stronger balance sheets and better corporate governance — particularly related to their capital allocation strategies. As a result, we planned to continue focusing the Goldman Sachs Closed-End Funds’ (the “Funds”) investments on companies we believed would potentially provide the best long-term, risk-adjusted returns.

As for the energy markets, we expected significant curtailments in global upstream10 capital expenditures, as well as production shut-ins,11 which in some cases might be permanent, to possibly result in an undersupplied crude oil market, assuming that demand returns to pre-COVID-19 levels. In this scenario, international Brent crude oil prices might have to rise to more than $50 per barrel to incentivize many non-OPEC producers to supply crude oil and meet recovering demand. Meanwhile, many OPEC producers require even higher Brent crude oil prices to balance their fiscal budgets. As a result, we believed Brent crude oil prices in the $30 to $40 per barrel range at the end of the Reporting Period would be untenable in the long run.

We believed U.S. crude oil production might be well positioned to grow again, albeit at a more moderate rate, as global crude oil demand begins to normalize with the gradual opening of economies following the COVID-19-driven shutdown. At the end of the Reporting Period, we estimated that longer-term U.S. production would be between 10 and 12 million barrels per day. In our opinion, this level of domestic crude oil production should continue to support pipeline and transportation assets owned and operated by the midstream companies in which the Funds invest.

At the end of the Reporting Period, we did not expect widespread bankruptcies among exploration and production companies, given that crude oil prices were in the $30 to $40 per barrel range. However, we thought crude oil prices were too low for many of these businesses to be profitable. Therefore, we believed consolidation and select bankruptcies in the industry were possible. Depending on the duration and ultimate impact of COVID-19, distressed smaller-cap companies with attractive acreage may become targets for larger companies with healthier balance sheets. We thought this activity may well have a few benefits for the U.S. exploration and production industry in the long term, including improved economies of scale and cleaner balance sheets,

[8]	Source: Baker Hughes.

[9]	Source: Bloomberg.

[10]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[11]	A shut-in is the implementation of a production cap set lower than the available output of a specific site.

MARKET REVIEW

along with greater capital discipline from the consolidators, who may be more likely to focus on shareholder returns instead of production for production’s sake.

Concerning natural gas, we believed at the end of the Reporting Period that the decline in U.S. production would prove beneficial for prices, which have been under pressure during the last several years as growing U.S. crude oil production flooded the market with associated gas (a byproduct of crude oil drilling). Longer term, U.S. natural gas pricing may actually benefit from the drop in associated gas production in crude-focused basins, in our view. In addition, we thought the decline in production might help some distressed U.S. natural gas producers and their counterparties, especially in areas like the Marcellus and Utica Shales.

Since the end of the reporting period there have been several legal actions taken regarding large pipeline developments. First, in conjunction with the sale of its natural gas transmission assets to Berkshire Hathaway, Dominion Energy cancelled the Atlantic Coast Pipeline project that it had been developing for over 6 years. The long-haul natural gas pipeline joint-venture between Dominion Energy and Duke Energy Corp was facing a number of legal hurdles regarding its ability to cross the Appalachian Trail, and its developers ultimately chose to abandon the project despite having spent nearly an estimated $8 billion in development. Next, the Supreme Court blocked a lower court ruling which would have made it much more difficult to get permits for water crossings by pipelines under development. We believe this positively effects the outcome for numerous projects under development including ones by Kinder Morgan and Equitrans Midstream. Lastly, in a surprise ruling, a DC Circuit judge ruled that the Dakota Access Pipeline (which delivers Bakken crude to Midwest hubs and has been in operation since 2017) must be shut down until the Army Corp of Engineers can prepare a full environmental impact statement. The developers of the pipeline, including Energy Transfer, have indicated they will appeal the ruling in order to avoid shutting down the pipeline.

While the COVID-19 pandemic and crude oil price war created significant stress in the energy markets during the Reporting Period, we believed these simultaneous events along with heightened legal requirements for large projects also accelerated the energy infrastructure sector’s transformation from a “growth-at-all-costs” model to one focused on capital discipline, with companies cutting capital expenditures and costs, which we think can potentially benefit the sector long term. Investors, in our opinion, were no longer fixated on dividends and distributions at the end of the Reporting Period. Rather, they were focused on free cash flow, which is simply the difference between cash from operations and capital expenditures. Looking into 2021, we considered free cash flow expectations for the midstream sector, which were above 20%, quite healthy. This positive free cash flow outlook was a result of the capital allocation strategies employed by midstream management teams in response to COVID-19 driven weakness, including reductions in capital expenditure plans, which reflected the new operating environment. Over the long term, we believed the largely volume-driven, contracted cash flows for U.S. midstream companies, coupled with this new conservative approach to capital allocation, should manage a one-to-one exposure of midstream cash flows with volume declines, which is similar to what occurred during the period between 2014 and 2016. Therefore, at the end of the Reporting Period, we continued to focus the Funds’ investments in companies we deemed to be of high quality, with what we viewed as strong balance sheets, limited counterparty risk and attractive asset profiles. These were the companies we believed to be best positioned to outperform in the long term.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to selectively use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -70.95%. The Fund’s cumulative total return based on market price was -74.25% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of -24.26% during the Reporting Period. In comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of -29.90% for the Reporting Period.

The Fund’s NAV was $4.12 when the Reporting Period began on December 1, 2019. On March 9, 2020, the Fund’s NAV dropped to $1.01 amid increased energy market volatility driven by the collapse of talks between the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia about crude oil production cuts, which sparked a price war. As the price war intensified, the Fund effected a 9-for-1 reverse share split for the Fund’s issued and outstanding common shares effective after the market close on April 13, 2020. The Fund’s common shares began trading on a split-adjusted basis when the market opened on April 14, 2020. At the end of the Reporting Period, the Fund’s NAV was $10.08, and its market price was $8.47.

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an index.

PORTFOLIO RESULTS

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period the Fund declared two quarterly distributions. On February 7, 2020, the Fund declared a quarterly distribution of $0.16 per share, which matches the quarterly distribution declared on November 20, 2019. A second quarterly distribution of $0.155 per share was announced on May 8th, following the 9-for-1 reverse share split mentioned above. That distribution, adjusted for the Fund’s new number of issued and outstanding common shares, represented a distribution cut of 89.2%. We set the Fund’s new distribution at a level we believed would be sustainable over the long term, without the Fund relying on the use of leverage. As of May 31, 2020, the Fund’s current annualized distribution rate based on its NAV was 6.15%. The Fund’s current annualized distribution rate based on its market price was 7.32% on May 31, 2020.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and severe weakness in the energy markets drove the Fund’s performance during the Reporting Period.

In terms of its exposures, the Fund was negatively impacted by positions in the gathering and processing and the petroleum pipeline transportation subsectors.[3] Both subsectors were hurt by extreme volatility in crude oil prices, which suffered from the global demand destruction associated with efforts to contain a novel coronavirus (“COVID-19”) and a supply shock stemming from a price war between OPEC and Russia.

Additionally, in early to mid-March 2020, weakness in commodity prices and in midstream[4] equities caused significant distress for the Fund, which, like other energy-related closed-end funds, has historically employed leverage in an effort to increase total returns. In an up market, leverage can increase total return potential. However, it can extend losses in down markets. During early March, the use of leverage significantly impaired the Fund’s NAV. On March 9th, the first trading day following the collapse of the OPEC+ production curtailment agreement, we decided to effectively eliminate the Fund’s leverage, as we sought to reduce the Fund’s overall risk profile amid near-term uncertainty. (OPEC+ is composed of OPEC and non-OPEC oil producing countries, most notably Russia.) The costs of terminating the Fund’s fixed-rate borrowings had a materially negative impact on the Fund’s NAV when the leverage was removed. As a result, the use of leverage and the subsequent termination of fixed-rate borrowings during the Reporting Period detracted from the Fund’s performance.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Positions in DCP Midstream LP, Targa Resources Corp. and PBF Logistics LP detracted from the Fund’s returns during the Reporting Period.

The Fund’s top detractor was DCP Midstream LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids. Severe weakness in the energy markets led to a steep decline in DCP’s stock price, largely, we believe, because of the company’s high leverage and direct commodity exposure relative to many of its peers. DCP’s management team responded to the sell-off with a 50% distribution cut, a 75% reduction in 2020 capital expenditures and an announcement of additional cost savings initiatives in an effort to strengthen the company’s balance sheet. Although DCP’s capital discipline was generally viewed positively, we believe the market remained concerned about the company’s ability to decrease leverage given a reduction in producer activity and weak commodity prices. We sold the Fund’s position in DCP during March 2020 and reallocated the proceeds to companies we believed had comparatively stronger balance sheets and less commodity price sensitivity.

Another leading detractor from Fund performance was Targa Resources Corp. (TRGP), an independent midstream services provider that is primarily engaged in gathering, storing, processing and transporting crude oil, natural gas and refined petroleum products. During the Reporting Period, TRGP’s high leverage profile compared to its peers, the company’s concentrated customer base and its commodity price sensitivity drove a sell-off in its stock price, as commodity prices tumbled due to COVID-19. During the last two years, TRGP has been implementing a large capital expenditure program, and most market observers expected the company to improve its leverage metrics as projects came online. However, because of the OPEC-Russia price war and falling global demand, the timeline for de-leveraging was extended.

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[4]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

Its management announced plans to reduce the company’s capital expenditure budget and cut its dividend by 89% to shore up the company’s balance sheet. We eliminated the Fund’s position in TRGP during the Reporting Period as we sought to reduce risk exposure given severe market uncertainty. The proceeds were reallocated to companies with what we considered comparatively stronger balance sheets, less commodity price sensitivity and greater asset diversity.

The Fund was also hurt by a position in PBF Logistics LP (PBFX), which owns, leases, operates, develops and acquires crude oil and refined petroleum products, terminals, pipelines and storage facilities. PBFX’s stock price suffered as a result of refined product demand destruction stemming from COVID-19 containment efforts. In addition, PBFX was negatively impacted by investor uncertainty around the company’s affiliate and primary counterparty PBF Energy (PBF), which had exposure to gasoline, diesel and jet fuel amid worsening refining conditions. The PBFX management team took several steps in response to the stock price weakness, including a 42% quarterly distribution cut and reductions in capital expenditures and operating expenses. PBFX also announced it would use its excess cash to decrease leverage and improve its distribution coverage ratio.[5] We trimmed the Fund’s position in PBFX during the Reporting Period to increase exposure to what we believed to be higher quality companies with more diverse customer bases and greater trading liquidity.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Williams Companies, Magellan Midstream Partners, LP and Antero Midstream Corp. contributed positively to performance.

The Fund’s top contributor was Williams Companies (WMB), an energy infrastructure company primarily focused on gathering, processing, interstate transportation and storage of natural gas and natural gas liquids. WMB’s favorable asset base, natural gas-focused revenue stream and “C” corporation structure led it to outperform during the severe market stress following the collapse of OPEC+ production cut negotiations. WMB owns one of the most extensive natural gas pipeline systems in the U.S., TranContinental Pipeline (“Transco”), which serves key demand regions along the U.S. eastern seaboard. The market-dictated reductions in U.S. crude oil production and associated gas (a byproduct of oil production) helped to improve natural gas supply-demand dynamics, which was supportive for natural gas prices. The improvement in natural gas prices helped WMB’s gathering and processing segment through the resulting reduction in counterparty credit risk, which had previously weighed on WMB’s equity price performance. The defensive nature of Transco, along with improving natural gas fundamentals, also helped WMB add to the Fund’s performance during the Reporting Period.

The Fund’s performance was further bolstered by its position in Magellan Midstream Partners, LP (MMP), which engages in the transportation, storage and distribution of refined petroleum products and crude oil. MMP performed better than many of its midstream peers due to its strong corporate governance, disciplined capital allocation policies, healthy balance sheet and demand-pull business model, which positioned MMP to endure the volatile market conditions.

Another notable positive contributor during the Reporting Period was Antero Midstream Corp. (AM), a provider of integrated and customized midstream services primarily engaged in gathering and compression, water distribution, fractionation and pipeline safety services. In 2019, persistent natural gas price weakness significantly stressed AM’s parent company, Antero Resources Corp. (AR), whose share price declined approximately 70% during that calendar year. Investor concerns about a potential bankruptcy raised questions about AR and AM’s contracts, putting pressure on AM’s share price. On December 9, 2019, AM announced plans to repurchase $100 million of shares from AR and signed a growth incentive fee program with AR, which encouraged greater use of AM’s assets in exchange for volume-based discounts. AM’s equity price rallied on the announcement, as the agreement eased investor concerns around the potential restructuring of AR’s fees with AM.

After the stock appreciated, we took advantage of the strength to sell the Fund’s position in AM given ongoing weakness in natural gas prices and based on our belief that AR continued to face bankruptcy risk.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among notable purchases during the Reporting Period were WMB and MMP, each mentioned above. We established

[5]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

PORTFOLIO RESULTS

both positions in an effort to increase the Fund’s exposure to what we saw as high quality midstream companies during a period of severe market uncertainty driven by COVID-19. In our view, WMB and MMP have premier asset exposure and strong balance sheets relative to their peers.

As noted earlier, we eliminated the Fund’s investments in DCP and TRPG in an effort to reduce risk. We replaced these holdings with positions in companies that had what we viewed as comparatively stronger balance sheets and less commodity price sensitivity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940.

At the beginning of the Reporting Period, the Fund obtained leverage through a fixed/floating rate margin loan facility with a major financial institution. During December 2019, we reduced the Fund’s leverage from approximately 38% of its managed assets to approximately 35% by the end of the calendar year. We continued reducing the Fund’s leverage during the first two months of 2020, as market uncertainties around COVID-19 started to take shape. The Fund held leverage representing approximately 25% of its managed assets heading into the March OPEC+ meeting. After the agreement to curtail production collapsed at the meeting, we decided to terminate the Fund’s leverage, as we sought to reduce the Fund’s overall risk profile amid near-term uncertainty created by COVID-19-related demand destruction and the start of a producer price war between OPEC nations and Russia. The costs of terminating the Fund’s fixed-rate borrowings had a materially negative impact on the Fund’s NAV when the leverage was removed on March 9, 2020. As a result, the use of leverage and its subsequent termination detracted from the Fund’s performance during the Reporting Period overall.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2020

FUND SNAPSHOT

As of May 31, 2020

Net Asset Value (NAV)[1]	$10.08
Market Price[1]	$8.47
Premium (Discount) to NAV[2]	-15.97%
Leverage[3]	0.00%
Distribution Rate – NAV[4]	6.15%
Distribution Rate – Market Price[4]	7.32%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the underlying MLP Investments.

PERFORMANCE REVIEW

December 1, 2019–May 31, 2020	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	-70.95%	-74.25%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/20‡

Holding	% of Net Assets	Line of Business

Magellan Midstream Partners LP	12.7%	Pipeline Transportation | Petroleum
Enterprise Products Partners LP	9.5	Pipeline Transportation | Natural Gas
MPLX LP	9.3	Gathering + Processing
The Williams Cos., Inc.	7.9	Gathering + Processing
PBF Logistics LP	7.9	Pipeline Transportation| Petroleum
Sprague Resources LP	7.4	Marketing | Wholesale
Sunoco LP	6.1	Marketing | Wholesale
CrossAmerica Partners LP	6.1	Marketing | Wholesale
Pembina Pipeline Corp.	5.0	Pipeline Transportation| Petroleum
EQM Midstream Partners LP	4.9	Pipeline Transportation | Natural Gas

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings and other fund net assets, the percentages may add to an amount in excess of 100%. No such borrowings existed as of May 31, 2020. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to selectively use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2020 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -64.76%. The Fund’s cumulative total return based on market price was -69.38% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of -24.26% during the Reporting Period. In comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of -29.90% for the Reporting Period.

The Fund’s NAV was $5.73 when the Reporting Period began on December 1, 2019. On March 9, 2020, the Fund’s NAV dropped to $1.65 amid increased energy market volatility driven by the collapse of talks between the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia about crude oil production cuts, which sparked a price war. As the price war intensified, the Fund effected a 7-for-1 reverse share split for the Fund’s issued and outstanding common shares effective after the market close on April 13, 2020. The Fund’s common shares began trading on a split-adjusted basis when the market opened on April 14, 2020. At the end of the Reporting Period, the Fund’s NAV was $13.20, and its market price was $10.80.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period the Fund declared two quarterly distributions. On February 7, 2020, the Fund declared a quarterly distribution of $0.21 per share, which matches the quarterly distribution declared on November 20, 2019. A second quarterly distribution of $0.205 per share was announced on May 8th, following the 7-for-1 reverse share split mentioned above. That distribution, adjusted for the Fund’s new number of issued and outstanding common shares, represented a distribution cut of 86.1%. We set the Fund’s new distribution at a level we believed would be sustainable over the long term, without the Fund relying on the use of leverage. As of May 31, 2020, the Fund’s current

[1]	The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an index.

PORTFOLIO RESULTS

annualized distribution rate based on its NAV was 6.21%. The Fund’s current annualized distribution rate based on its market price was 7.59% on May 31, 2020.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and severe weakness in the energy markets drove the Fund’s performance during the Reporting Period.

In terms of its exposures, the Fund was negatively impacted by positions in the gathering and processing and the petroleum pipeline transportation subsectors.[3] Both subsectors were hurt by extreme volatility in crude oil prices, which suffered from the global demand destruction associated with efforts to contain a novel coronavirus (“COVID-19”) and a supply shock stemming from a price war between OPEC and Russia.

Additionally, in early to mid-March 2020, weakness in commodity prices and in midstream[4] equities caused significant distress for the Fund, which, like other energy-related closed-end funds, has historically employed leverage in an effort to increase total returns. In an up market, leverage can increase total return potential. However, it can extend losses in down markets. During early March, the use of leverage significantly impaired the Fund’s NAV. On March 9th, the first trading day following the collapse of the OPEC+ production curtailment agreement, we decided to effectively eliminate the Fund’s leverage as we sought to reduce the Fund’s overall risk profile amid near-term uncertainty. (OPEC+ is composed of OPEC and non-OPEC oil producing countries, most notably Russia.) The costs of terminating the Fund’s fixed-rate borrowings had a materially negative impact on the Fund’s NAV when the leverage was removed. As a result, the use of leverage and the subsequent termination of fixed-rate borrowings during the Reporting Period detracted from the Fund’s performance.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Investments in PBF Logistics LP, Targa Resources Corp. and DCP Midstream LP detracted from the Fund’s returns during the Reporting Period.

The Fund’s top detractor was PBF Logistics LP (PBFX), which owns, leases, operates, develops and acquires crude oil and refined petroleum products, terminals, pipelines and storage facilities. PBFX’s stock price suffered as a result of refined product demand destruction stemming from COVID-19 containment efforts. In addition, PBFX was negatively impacted by investor uncertainty around the company’s affiliate and primary counterparty PBF Energy (PBF), which had exposure to gasoline, diesel and jet fuel amid worsening refining conditions. The PBFX management team took several steps in response to the stock price weakness, including a 42% quarterly distribution cut and reductions in capital expenditures and operating expenses. PBFX also announced it would use its excess cash to decrease leverage and improve its distribution coverage ratio.[5] We trimmed the Fund’s position in PBFX during the Reporting Period to increase exposure to what we believed to be higher quality companies with more diverse customer bases and greater trading liquidity.

The Fund was also hurt by its investment in Targa Resources Corp. (TRGP), an independent midstream services provider that is primarily engaged in gathering, storing, processing and transporting crude oil, natural gas and refined petroleum products. During the Reporting Period, TRGP’s high leverage profile compared to its peers, the company’s concentrated customer base and its commodity price sensitivity drove a sell-off in its stock price, as commodity prices tumbled due to COVID-19. During the last two years, TRGP has been implementing a large capital expenditure program, and most market observers expected the company to improve its leverage metrics as projects came online. However, because of the OPEC-Russia price war and falling global demand, the timeline for de-leveraging was extended. Its management announced plans to reduce the company’s capital expenditure budget and cut its dividend by 89% to shore up the company’s balance sheet. We eliminated the Fund’s position in TRGP during the Reporting Period as we sought to reduce risk exposure given severe market uncertainty. The proceeds were reallocated to companies with what we considered comparatively stronger balance sheets, less commodity price sensitivity and greater asset diversity.

Another notable detractor was DCP Midstream LP (DCP), one of the largest natural gas gatherers in North America and

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[4]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[5]	The distribution coverage ratio is an energy MLP’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy MLP’s ability to maintain its current cash distribution level.

PORTFOLIO RESULTS

a top producer and primary marketer of natural gas liquids. Severe weakness in the energy markets led to a steep decline in DCP’s stock price, largely, we believe, because of the company’s high leverage and direct commodity exposure relative to many of its peers. DCP’s management team responded to the sell-off with a 50% distribution cut, a 75% reduction in 2020 capital expenditures and an announcement of additional cost savings initiatives in an effort to strengthen the company’s balance sheet. Although DCP’s capital discipline was generally viewed positively, we believe the market remained concerned about the company’s ability to decrease leverage given a reduction in producer activity and weak commodity prices. We sold the Fund’s position in DCP during March 2020 and reallocated the proceeds to companies that we believed had comparatively stronger balance sheets and less commodity price sensitivity.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Tallgrass Energy LP, Williams Companies and Pembina Pipeline Corp. contributed positively to returns.

Adding most to the Fund’s performance was Tallgrass Energy LP (TGE), a midstream provider that primarily engages in the transportation of crude oil and natural gas, in addition to providing storage, water management and processing services. On January 31, 2019, Blackstone Infrastructure Partners (“Blackstone”) announced a definitive agreement to acquire 100% of the membership interests in TGE’s general partners and an approximately 44% economic interest in TGE itself. However, there were significant delays following the announcement, which raised investor uncertainty around the prospects of the deal closing and led to TGE trading significantly below the agreement’s offering price. In March 2020, Blackstone confirmed its commitment to the deal, and we established a Fund position in the stock. After March 18th, the date we initiated the position, through the transaction’s closing date of April 17th, TGE rallied approximately 68% to reflect the original offering price.

Another top contributor during the Reporting Period was Williams Companies (WMB), an energy infrastructure company primarily focused on gathering, processing, interstate transportation and storage of natural gas and natural gas liquids. WMB’s favorable asset base, natural gas focused revenue stream and “C” corporation structure led it to outperform during the severe market stress following the collapse of OPEC+ production cut negotiations. WMB owns one of the most extensive natural gas pipeline systems in the U.S., TransContinental Pipeline (“Transco”), which serves key demand regions along the U.S. eastern seaboard. The market-dictated reductions in U.S. crude oil production and associated gas (a byproduct of oil production) helped to improve natural gas supply-demand dynamics, which was supportive for natural gas prices. The improvement in natural gas prices helped WMB’s gathering and processing segment through the resulting reduction in counterparty credit risk, which had previously weighed on WMB’s equity price performance. The defensive nature of Transco, along with improving natural gas fundamentals, also helped WMB add to the Fund’s performance during the Reporting Period.

The Fund also benefited from an investment in Pembina Pipeline Corp. (PBA), a Canadian energy infrastructure company, which owns an integrated system of pipelines that transport various hydrocarbon liquids and natural gas products. PBA is broadly viewed as a well-positioned midstream company, which allowed it to perform better than many of its peers during the severe market uncertainty during the Reporting Period. PBA has a highly contracted business model, with approximately 85% of its 2019 adjusted earnings before interest, taxes, depreciation and amortization supported by fee-based or take-or-pay[6] contracts and a majority of its contracts backed by investment grade-rated counterparties. In March 2020, PBA announced capital expenditure reductions, with savings directed towards reducing leverage and enhancing the company’s financial position. We believe PBA’s prudent capital allocation strategy, contracted cash flows and strong liquidity was viewed positively by investors in the uncertain market environment.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated positions in PBA and WMB, both mentioned earlier. We established the position in PBA to provide the Fund with exposure to a company that we viewed as having a relatively stable cash flow outlook, strong counterparties and a fiscally responsible management team. The position in WMB was established because we considered it an attractive midstream company, with favorable exposure to natural gas assets, that should benefit from its strong counterparties.

[6]	Take-or-pay is a provision, written into a contract, whereby one party has the obligation of either taking delivery of goods or paying a specified amount.

PORTFOLIO RESULTS

As noted previously, we eliminated the Fund’s investments in DCP and TRPG in an effort to reduce risk. We replaced these holdings with positions in companies that had what we viewed as comparatively stronger balance sheets and less commodity price sensitivity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940.

At the beginning of the Reporting Period, the Fund obtained leverage through a fixed/floating rate margin loan facility with a major financial institution. During December 2019, we reduced the Fund’s leverage from nearly 40% of its managed assets to approximately 35% by the end of the calendar year. We continued reducing the Fund’s leverage during the first two months of 2020, as market uncertainties around COVID-19 started to take shape. The Fund held leverage representing approximately 25% of its managed assets heading into the March OPEC+ meeting. After the agreement to curtail production collapsed at the meeting, we decided to terminate the Fund’s leverage, as we sought to reduce the Fund’s overall risk profile amid near-term uncertainty created by the COVID-19-related demand destruction and the start of a producer price war between OPEC nations and Russia. The costs of terminating the Fund’s fixed-rate borrowings had a materially negative impact on the Fund’s NAV when the leverage was removed on March 9, 2020. As a result, the use of leverage and its subsequent termination detracted from the Fund’s performance during the Reporting Period overall.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of May 31, 2020

FUND SNAPSHOT

As of May 31, 2020

Net Asset Value (NAV)[1]	$13.20
Market Price[1]	$10.80
Premium (Discount) to NAV[2]	-18.18%
Leverage[3]	0.00%
Distribution Rate – NAV[4]	6.21%
Distribution Rate – Market Price[4]	7.59%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the underlying MLP Investments.

PERFORMANCE REVIEW

December 1, 2019–May 31, 2020	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	-64.76%	-69.38%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/20‡

Holding	% of Net Assets	Line of Business

MPLX LP	11.0%	Gathering + Processing
Enterprise Products Partners LP	10.0	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	9.0	Pipeline Transportation | Petroleum
Energy Transfer LP	7.7	Pipeline Transportation | Natural Gas
The Williams Cos., Inc.	7.3	Gathering + Processing
BP Midstream Partners LP	7.0	Pipeline Transportation | Petroleum
PBF Logistics LP	6.4	Pipeline Transportation | Petroleum
Delek Logistics Partners LP	5.5	Pipeline Transportation | Petroleum
Plains All American Pipeline LP	5.4	Pipeline Transportation | Petroleum
Sunoco LP	5.4	Marketing | Wholesale

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings and other fund net assets, the percentages may add to an amount in excess of 100%. No such borrowings existed as of May 31, 2020. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 100.1%
Gathering + Processing – 21.5%
269,450	Crestwood Equity Partners LP	$3,828,884
437,934	MPLX LP	8,316,367
347,286	The Williams Cos., Inc.	7,095,053

		19,240,304

Marketing | Wholesale – 19.6%
358,996	CrossAmerica Partners LP	5,420,840
443,738	Sprague Resources LP	6,633,883
210,765	Sunoco LP	5,437,737

		17,492,460

Pipeline Transportation | Natural Gas – 21.9%
320,876	Energy Transfer LP	2,618,348
442,120	Enterprise Products Partners LP	8,444,492
221,369	EQM Midstream Partners LP	4,349,901
91,491	TC Energy Corp.	4,118,010

		19,530,751

Pipeline Transportation | Petroleum – 37.1%
74,480	BP Midstream Partners LP	931,745
80,251	Enbridge, Inc.	2,604,145
58,238	Holly Energy Partners LP	941,126
250,238	Magellan Midstream Partners LP	11,345,791
676,492	PBF Logistics LP	7,035,517
179,595	Pembina Pipeline Corp.	4,495,263
77,854	Phillips 66 Partners LP	3,478,517
35,495	Plains All American Pipeline LP	344,301
146,623	Shell Midstream Partners LP	1,977,944

		33,154,349

TOTAL COMMON STOCKS
(Cost $90,534,025)		$89,417,864

TOTAL INVESTMENTS – 100.1%
(Cost $90,534,025)		$89,417,864

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(87,282)

NET ASSETS – 100.0%		$89,330,582

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

May 31, 2020 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%
Gathering + Processing – 18.3%
490,000	MPLX LP	$9,305,100
300,000	The Williams Cos., Inc.	6,129,000

		15,434,100

Marketing | Retail – 1.5%
87,500	Suburban Propane Partners LP	1,276,625

Marketing | Wholesale – 14.8%
250,000	CrossAmerica Partners LP	3,775,000
280,000	Sprague Resources LP	4,186,000
175,000	Sunoco LP	4,515,000

		12,476,000

Other | Rail Terminaling – 0.7%
175,000	USD Partners LP	588,000

Pipeline Transportation | Natural Gas – 20.4%
800,000	Energy Transfer LP	6,528,000
440,000	Enterprise Products Partners LP	8,404,000
50,000	TC Energy Corp.	2,250,500

		17,182,500

Pipeline Transportation | Petroleum – 43.5%
475,000	BP Midstream Partners LP	5,942,250
195,000	Delek Logistics Partners LP	4,642,950
55,000	Enbridge, Inc.	1,784,750
107,500	Holly Energy Partners LP	1,737,200
167,500	Magellan Midstream Partners LP	7,594,450
520,000	PBF Logistics LP	5,408,000
70,000	Pembina Pipeline Corp.	1,752,100
40,000	Phillips 66 Partners LP	1,787,200
470,000	Plains All American Pipeline LP	4,559,000
112,500	Shell Midstream Partners LP	1,517,625

		36,725,525

TOTAL COMMON STOCKS
(Cost $91,795,914)		$83,682,750

TOTAL INVESTMENTS – 99.2%
(Cost $91,795,914)		$83,682,750

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		650,307

NET ASSETS – 100.0%		$84,333,057

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
LP	—Limited Partnership

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

May 31, 2020 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:

Investments, at value (identified cost $90,534,025 and $91,795,914, respectively)	$89,417,864	$83,682,750

Cash	371,032	404,989

Receivables:

Investments sold	815,776	494,297

Dividends	254,801	189,470

Current taxes	48,969	577,695

Prepaid state and local franchise taxes	147,592	37,325

Total assets	91,056,034	85,386,526

Liabilities:

Payables:

Investments purchased	1,014,140	425,874

Professional Fees	358,234	373,741

Management fees	71,555	67,625

Interest on borrowing	6,778	6,778

Accrued expenses	274,745	179,451

Total liabilities	1,725,452	1,053,469

Net Assets:

Paid-in capital	1,219,131,767	641,688,353

Total distributable earnings (loss)	(1,129,801,185)	(557,355,296)
NET ASSETS	$89,330,582	$84,333,057

Shares Outstanding $0.001 par value (unlimited shares authorized):	8,858,050	6,388,560

Net asset value per share:	$10.08	$13.20

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Six Months Ended May 31, 2020 (Unaudited)

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:

Dividends — unaffiliated issuers	$17,657,138	$14,454,706

Dividends — affiliated issuers	22,583	41,718

Less: Return of Capital on Dividends	(15,307,153)	(12,900,871)

Total investment income	2,372,568	1,595,553

Expenses:

Interest on borrowings	39,179,012	29,927,706

Management fees	1,756,889	1,418,880

Professional fees	269,339	270,175

Trustee fees	81,795	77,083

Custody, accounting and administrative services	44,615	43,155

Printing and mailing costs	28,228	22,405

Franchise expense	23,846	842

Transfer agency fees	8,775	7,523

Other	68,634	45,175

Total operating expenses, before income taxes	41,461,133	31,812,944

Less — expense reductions	(2,940)	(4,710)

Net operating expenses, before income taxes	41,458,193	31,808,234

NET INVESTMENT LOSS, BEFORE INCOME TAXES	(39,085,625)	(30,212,681)

Current and deferred tax benefit / (expense)	(190,352)	395,206

NET INVESTMENT LOSS, NET OF TAXES	(39,275,977)	(29,817,475)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(296,287,658)	(207,719,547)

Foreign currency transactions	1,298	771

Current and deferred tax benefit / (expense)	(1,443,005)	2,717,204

Net change in unrealized gain on:

Investments — unaffiliated issuers	111,420,260	74,823,664

Foreign currency translation	1,144	807

Deferred tax benefit/(expense)	542,654	(978,788)

Net realized and unrealized loss, net of taxes	(185,765,307)	(131,155,889)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(225,041,284)	$(160,973,364)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2020 (Unaudited)	For the Fiscal Year Ended November 30, 2019
From operations:

Net investment loss, net of taxes	$(39,275,977)	$(9,211,177)

Net realized loss, net of taxes	(297,729,365)	(34,111,776)

Net change in unrealized gain (loss), net of taxes	111,964,058	(39,067,627)

Net decrease in net assets resulting from operations	(225,041,284)	(82,390,580)

Distributions to shareholders:

From distributable earnings	—	(1,370,834)

From return of capital	(14,088,978)	(49,493,089)

Total distributions to shareholders	(14,088,978)	(50,863,923)

From share transactions:

Increase from reinvestment of distributions	777,286	—

Net increase in net assets resulting from share transactions	777,286	—

TOTAL DECREASE	(238,352,976)	(133,254,503)

Net assets:

Beginning of period	327,683,558	460,938,061

End of period	$89,330,582	$327,683,558

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets (continued)

	MLP Income Opportunities Fund
	For the Six Months Ended May 31, 2020 (Unaudited)	For the Fiscal Year Ended November 30, 2019
From operations:

Net investment loss, net of taxes	$(29,817,475)	$(7,558,981)

Net realized loss, net of taxes	(205,001,572)	(32,235,940)

Net change in unrealized gain (loss), net of taxes	73,845,683	(41,331,090)

Net decrease in net assets resulting from operations	(160,973,364)	(81,126,011)

Distributions to shareholders:

From distributable earnings	—	(2,957,653)

From return of capital	(10,664,040)	(34,386,644)

Total distributions to shareholders	(10,664,040)	(37,344,297)

From share transactions:

Reinvestment of distributions	763,872	781,264

Net increase in net assets resulting from share transactions	763,872	781,264

TOTAL DECREASE	(170,873,532)	(117,689,044)

Net assets:
Beginning of period	255,206,589	372,895,633

End of period	$84,333,057	$255,206,589

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Six Months Ended May 31, 2020 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(225,041,284)

Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:

Payments for purchases of investments	(97,027,971)

Proceeds from sales of investment securities	333,161,794

Corporate actions purchases and sales, net	690,642

Sales of short term investments, net	4,743,088

Return of capital on dividends	15,307,153

(Increase) Decrease in Assets:

Receivable for investments sold	1,306,193

Receivable for dividends	(244,374)

Other assets	1,340

Increase (Decrease) in Liabilities:

Payable for investments purchased	(3,243,845)

Management fees payable	(407,234)

Interest on borrowings payable	(1,263,144)

Professional fees	(66,421)

Accrued expenses	(345,837)

Net realized gain (loss) on:

Investments	296,287,658

Net change in unrealized gain (loss) on:

Investments	(111,420,260)

Net cash provided by operating activities	212,437,498

Cash flows provided by financing activities:

Repayment of borrowing facility	(202,500,000)

Cash distributions paid	(14,124,848)

Net cash used in financing activities	(216,624,848)

Net decrease in cash	$(4,187,350)

Cash:

Beginning of period	$4,558,382

End of period	$371,032

Supplemental disclosure

Cash paid for interest and related fees	32,764,721

Cash paid for income taxes	100

Reinvestment of distributions	777,286

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows (continued)

For the Six Months Ended May 31, 2020 (Unaudited)

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(160,973,364)

Adjustments to reconcile net increase in net assets from operations to net cash received by/(used in) operating activities:

Payments for purchases of investments	(126,734,094)

Proceeds from sales of investment securities	309,017,658

Sales of short term investments, net	10,218,478

Return of capital on dividends	12,900,871

(Increase) Decrease in Assets:

Receivable for investments sold	3,039,904

Receivable for dividends	(174,134)

Other assets	38,485

Increase (Decrease) in Liabilities:

Payable for investments purchased	(603,605)

Payable for deferred tax, net	(2,133,622)

Management fees payable	(310,966)

Interest on borrowings payable	(975,751)

Professional fees	(50,914)

Accrued expenses	(144,316)

Net realized gain (loss) on:

Investments	207,719,547

Net change in unrealized gain (loss) on:

Investments	(74,823,664)

Net cash provided by operating activities	176,010,513

Cash flows provided by financing activities:

Repayment of borrowing facility	(167,000,000)

Cash distributions paid	(10,617,881)

Net cash used in financing activities	(177,617,881)

NET DECREASE IN CASH	$(1,607,368)

Cash:

Beginning of period	$2,012,357

End of period	$404,989

Supplemental disclosure:

Cash paid for interest and related fees	24,832,198

Reinvestment of distributions	763,872

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP and Energy Renaissance Fund
	Six Months Ended May 31, 2020 (Unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015
Per Share Data*

Net asset value, beginning of period	$37.08		$52.20		$54.45		$68.04		$67.05		$143.19

Net investment income (loss)(a)	(4.44)		(1.08)		(1.35)		(1.89)		(1.17)		0.81

Net realized and unrealized gain (loss)	(20.96)		(8.28)		4.86		(5.94)		7.92		(64.98)

Total from investment operations	(25.40)		(9.36)		3.51		(7.83)		6.75		(64.17)

Distributions to shareholders from net investment income	—		(0.18)		(3.87)		(3.15)		—		—

Distributions to shareholders from return of capital	(1.60)		(5.58)		(1.89)		(2.61)		(5.76)		(11.97)

Total distributions	(1.60)		(5.76)		(5.76)		(5.76)		(5.76)		(11.97)

Net asset value, end of period	10.08		37.08		52.20		54.45		68.04		67.05

Market price, end of period	$8.47		$35.28		$47.79		$51.03		$63.81		$67.68

Total return based on net asset value(b)	(70.95)%		(18.85)%		6.31%		(12.32)%		12.13%		(46.86)%

Total return based on market price(b)	(74.25)%		(15.66)%		3.86%		(12.38)%		4.20%		(50.18)%

Net assets, end of period (in 000s)	89,331		327,684		460,938		479,443		597,558		587,452

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(c)	20.53	%(d)	2.78%		3.46%		2.79%		3.29%		2.25%

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	20.03	%(d)	3.48%		2.88%		3.03%		3.01%		2.31%

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	2.07	%(d)	1.77%		1.65%		1.68%		1.75%		1.62%

Ratio of net investment income (loss) to average net assets(e)	(35.98	)%(d)	(2.09	) %	(2.28	) %	(2.78	) %	(2.01	) %	0.75%

Portfolio turnover rate(f)	31%		69%		61%		31%		64%		113%

Asset coverage, end of period per $1,000(g)	$—		$2,618		$2,983		$2,998		$3,339		$3,076

*	On April 13, 2020, the Fund effected a 9-for-1 reverse share split. All per share data prior to April 13, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expenses/(benefit) and interest expense (including breakage fees).
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end. As of May 31, 2020 the Fund had no borrowings under the credit facility.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP Income Opportunities Fund
	Six Months Ended May 31, 2020 (Unaudited)		Year Ended November 30,
			2019		2018		2017		2016		2015
Per Share Data*

Net asset value, beginning of period	$40.11		$58.73		$61.60		$71.75		$72.31		$134.33

Net investment loss(a)	(4.68)		(1.19)		(1.68)		(1.19)		(0.63)		0.21

Net realized and unrealized gain (loss)	(20.55)		(11.55)		4.69		(3.08)		5.95		(52.64)

Total from investment operations	(25.23)		(12.74)		3.01		(4.27)		5.32		(52.43)

Distributions to shareholders from net investment income	—		(0.49)		(2.45)		(5.88)		—		—

Distributions to shareholders from return of capital	(1.68)		(5.39)		(3.43)		—		(5.88)		(9.59)

Total distributions	(1.68)		(5.88)		(5.88)		(5.88)		(5.88)		(9.59)

Net asset value, end of period	13.20		40.11		58.73		61.60		71.75		72.31

Market price, end of period	$10.80		$37.73		$55.72		$58.66		$67.27		$71.75

Total return based on net asset value(b)	(64.76)%		(22.81)%		4.83%		(6.57	) %	9.26%		(40.43)%

Total return based on market price(b)	(69.38)%		(23.47)%		4.44%		(4.83	) %	2.95%		(39.47)%

Net assets, end of period (in 000s)	84,333		255,207		372,896		391,029		454,567		458,092

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(c)	17.92	%(d)	3.22%		2.38%		3.16%		3.00%		(2.49	) %

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	19.13	%(d)	3.54%		2.96%		3.02%		2.90%		2.24%

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	2.14	%(d)	1.83%		1.69%		1.71%		1.80%		1.62%

Ratio of net investment income (loss) to average net assets(e)	(33.85	)%(d)	(2.17	) %	(2.48	) %	(1.53	) %	(0.96	) %	0.17%

Portfolio turnover rate(f)	51%		61%		64%		50%		83%		66%

Asset coverage, end of period per $1,000(g)	$—		$2,528		$2,983		$3,080		$3,349		$3,279

*	On April 13, 2020, the Fund effected a 7-for-1 reverse share split. All per share data prior to April 13, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expenses/(benefit) and interest expense (including breakage fees).
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end. As of May 31, 2020 the Fund had no borrowings under the credit facility.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

May 31, 2020 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ,” respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

On April 13, 2020, the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund had a 9-for-1 reverse share split and a 7-for-1 reverse share split, respectively, effective after the market close on April 13, 2020. The share split had no impact on the overall value of a shareholder’s investment in a Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2020 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the last bid price for long positions and at the last ask price for short positions To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund—Institutional Shares (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2020 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of May 31, 2020:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLP’s

North America	$71,105,393	$—	$—

Corporations

North America	18,312,471	—	—

Total	$89,417,864	$—	$

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLP’s

North America	$71,766,400	$—	$—

Corporations

North America	11,916,350	—	—

Total	$83,682,750	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the six months ended May 31, 2020, the Goldman Sachs MLP and Energy Renaissance Fund reevaluated its blended state income tax rate, increasing the rate from 2.47% to 3.74% due to anticipated changes in state apportionment of income and gains. During the six months ended May 31, 2020, the Goldman Sachs MLP Income Opportunities Fund reevaluated its blended state income tax rate, increasing the rate from 2.40% to 2.81% due to anticipated changes in state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$(47,029,622)	21.00%	$(34,252,467)	21.00%
State income taxes, net of federal benefit	(8,375,752)	3.74%	(4,583,306)	2.81%
Change in estimated deferred tax rate	(9,661,176)	4.31%	(1,335,945)	0.82%
Effect of permanent differences	(364,413)	0.16%	(154,211)	0.10%
Change in Valuation Allowance	66,521,666	(29.70)%	38,192,307	(23.42)%
Total current and deferred income tax expense/(benefit), net	$1,090,703	(0.49)%	$(2,133,622)	1.31%

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At May 31, 2020, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund

Deferred tax assets:
Net operating loss carryforward—see table below for expiration	$16,931,686	$7,377,678
Capital loss carryforward (tax basis)—see table below for expiration	250,346,268	110,843,361
Other tax assets	910,523	618,379
Valuation Allowance	(265,239,464)	(116,590,567)
Total Deferred Tax assets	$2,949,013	$2,248,851

Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(2,216,085)	$(1,283,343)
Net unrealized gain on investment securities (tax basis)	(732,928)	(965,508)
Total Deferred Tax Liabilities	$(2,949,013)	$(2,248,851)
Net Deferred Tax Asset/(Liability)	$—	$—

At May 31, 2020, Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2016	$20,033,508	November 30, 2036
November 30, 2017	27,311,580	November 30, 2037
November 30, 2018	10,122,513	November 30, 2038
November 30, 2020	10,970,901	Indefinite

At May 31, 2020, Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2013	$138,576	November 30, 2033
November 30, 2015	932,122	November 30, 2035
November 30, 2016	5,073,916	November 30, 2036
November 30, 2017	11,085,035	November 30, 2037
November 30, 2018	7,196,719	November 30, 2038
November 30, 2020	6,559,259	Indefinite

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

The Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under TCJA, to tax years ending November 30, 2022 and beyond.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2020 (Unaudited)

4. TAXATION (continued)

At May 31, 2020, Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$343,843,658	November 30, 2020
November 30, 2016	371,704,777	November 30, 2021
November 30, 2019	77,805,376	November 30, 2024
November 30, 2020	218,555,116	November 30, 2025

At May 31, 2020, Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

From Fiscal Year End	Amount	Expiration
November 30, 2015	$39,826,322	November 30, 2020
November 30, 2016	214,598,166	November 30, 2021
November 30, 2019	38,421,743	November 30, 2024
November 30, 2020	172,686,574	November 30, 2025

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of May 31, 2020:

Goldman Sachs MLP and Energy Renaissance Fund	$265,239,464
Goldman Sachs MLP Income Opportunities Fund	$116,590,567

As of May 31, 2020, components of each Fund’s current and deferred tax/(benefit) expense are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$(47,187,817)	$(47,187,817)	$—	$(34,398,890)	$(34,398,890)
State	1,090,703	(19,333,849)	(18,243,146)	—	(5,927,039)	(5,927,039)
Valuation Allowance	—	66,521,666	66,521,666	—	38,192,307	38,192,307

Total	$1,090,703	$—	$1,090,703	$—	$(2,133,622)	$(2,133,622)

At May 31, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$77,498,989	$74,238,575
Gross unrealized gain	29,357,943	19,312,052
Gross unrealized loss	(17,439,068)	(9,867,877)
Net unrealized gain (loss)	$11,918,875	$9,444,175

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

For the six months ended May 31, 2020, the Goldman Sachs MLP and Energy Renaissance Fund’s distributions are estimated to be comprised of 0% from taxable income and 100% return of capital and for the Goldman Sachs MLP Income Opportunities Fund, the distributions are estimated to be comprised of 0% from taxable income and 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2021. For the Goldman Sachs MLP and Energy Renaissance Fund, and the Goldman Sachs MLP Income Opportunities Fund, tax years ended November 30, 2016 through November 30, 2019 remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of a Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the six months ended May 31, 2020. Managed assets are defined as total assets of a Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invested in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended May 31, 2020, GSAM waived $2,940 and $4,710 respectively, of the MLP and Energy Renaissance Fund’s and MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2020, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

Morgan Stanley & Co. LLC or certain of its affiliates may be deemed to be an affiliate of the Goldman Sachs MLP and Energy Renaissance Fund as a result of it or certain of its affiliates owning, controlling or holding the power to vote 5% or more of the Fund’s outstanding shares. During the six months ended May 31, 2020, Morgan Stanley & Co. LLC earned $4,150 in brokerage commissions from portfolio transactions with the Goldman Sachs MLP Income Opportunities Fund.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2020.

Fund	Underlying Fund	Beginning Value as of November 30, 2019	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2020	Shares as of May 31, 2020	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$4,743,087	$49,765,455	$54,508,542	$—	—	$22,583
MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	10,218,479	57,997,759	68,216,238	—	—	41,718

C.   Financing Agreement — The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund each have entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $20,000,000 for each Fund. Prior to April 1, 2020, the Credit Facility provided for borrowings of up to $220,000,000 for the Goldman Sachs MLP and Energy Renaissance Fund and $170,000,000 for the Goldman Sachs MLP Income Opportunities Fund. Borrowings under the Credit

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2020 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Facility, which are secured by certain assets of the Funds, bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Fees/Expenses”). For the six months ended May 31, 2020, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund paid Breakage Expenses of $36,617,957 and $27,854,311 respectively. Such amounts were included with “Interest on borrowings” on the Statements of Operations.

The Goldman Sachs MLP and Energy Renaissance Fund had borrowings from December 1, 2019 through March 31, 2020. During this period the Fund had an average outstanding balance and weighted average annual interest rate of $198,036,885 and 3.797%, respectively. As of May 31, 2020, there were no outstanding borrowings under the Credit Facility.

The Goldman Sachs MLP Income Opportunities Fund had borrowings from December 1, 2019 through March 31, 2020. During this period the Fund had an average outstanding balance and weighted average annual interest rate of $160,237,705 and 3.734%, respectively. As of May 31, 2020, there were no outstanding borrowings under the Credit Facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2020, were:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$97,027,971	$333,161,795
Goldman Sachs MLP Income Opportunities	126,734,094	309,017,658

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — Each Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowings, the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Liquidity Risk — Each Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably, in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Each Fund may utilize leverage, which magnifies the market risk.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sector), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, each Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

May 31, 2020 (Unaudited)

7. OTHER RISKS (continued)

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. A Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. A Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/ or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds.

Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS CLOSED-END FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Fiscal Year Ended November 30, 2019

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	262,801	$777,286	—	$—
Shares reduced due to reverse split*	(70,879,631)	—	—	—

NET INCREASE (DECREASE)	(70,616,830)	$777,286	—	$—

	MLP Income Opportunities Fund

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Fiscal Year Ended November 30, 2019

	Shares	Dollars	Shares	Dollars

Common Shares
Increase from reinvestment of distributions	183,947	$763,872	16,608	$781,264
Shares reduced due to reverse split*	(38,340,078)	—	—	—

NET INCREASE (DECREASE)	(38,156,131)	$763,872	16,608	$781,264

*	On April 13, 2020, the Goldman Sachs MLP and Energy Renaissance Fund effected a 9-for-1 reverse share split and the Goldman Sachs MLP Income Opportunities Fund effected a 7-for-1 reverse share split.

10. SUBSEQUENT EVENTS

On June 9, 2020, the Board of Trustees of each Fund approved an Agreement and Plan of Reorganization providing for the reorganization of the Goldman Sachs MLP Income Opportunities Fund with and into the Goldman Sachs MLP and Energy Renaissance Fund (the “Reorganization”), to be considered by shareholders of the Funds at a joint special meeting of shareholders expected to be held in the third calendar quarter of 2020. It is currently anticipated that the Reorganization will conclude in the third calendar quarter of 2020, subject to obtaining the requisite stockholder approvals, compliance with all regulatory requirements and satisfaction of customary closing conditions.

Other than the item noted above, subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A. Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open- Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B. Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) and Goldman Sachs MLP Income Opportunities Fund (“GMZ”) was held on March 26, 2020 to consider and act upon the proposals below. At the Meeting, Linda A. Lang and James A. McNamara were elected Class II Trustees to the Board of Trustees of GER. In addition, Lawrence W. Stranghoener and Caroline Dorsa were elected Class III Trustees to the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 – GER Election of Trustees	For	Against/Withhold	Abstain

Linda A. Lang (Class II)	67,541,463	2,980,652	0

James A. McNamara (Class II)	67,661,946	2,860,169	0

In addition to the individuals named above, Caroline Dorsa, Michael Latham and Lawrence W. Stranghoener continued to serve on the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 – GMZ Election of Trustees	For	Against/Withhold	Abstain

Caroline Dorsa (Class III)	37,861,246	1,695,366	0

Lawrence W. Stranghoener (Class III)	37,909,124	1,647,488	0

In addition to the individuals named above, Linda A. Lang, Michael Latham and James A. McNamara continued to serve on the Board of Trustees of GMZ.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.66 trillion in assets under management as of March 31, 2020, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Lawrence W. Stranghoener, Chairman Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of May 31, 2020 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, each Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

This report is transmitted to Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in a Fund. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider a Fund’s investment objective, risks, charges and expenses before investing.

© 2020 Goldman Sachs. All rights reserved. 209008-OTU-1231037 MLPCEFSAR-20

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	July 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	July 30, 2020

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	July 30, 2020